UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive

McLean, Virginia 22101

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (703) 893-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Form 12b-25 Notification of Late Filing made by Southern National Bancorp of Virginia, Inc. (the “Company”) on March 15, 2012, the Company is delayed in the filing with the U.S. Securities and Exchange Commission (the “SEC”) of its Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) because of the need to restate its previously issued consolidated financial statements included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2010 and 2009 due to errors in the purchase accounting related to the Company’s acquisition of Greater Atlantic Bank from the FDIC in December 2009. The Company anticipates filing the Form 10-K by mid-April 2012, although delays may occur.

As anticipated, on March 20, 2012, in accordance with standard procedures related to the delayed filing of the 10-K with the SEC, the Company received a letter from The NASDAQ OMX Group (“Nasdaq”) indicating that the Company is not in compliance with the filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The Nasdaq letter notes that the Company is required to submit a plan to regain compliance with Nasdaq’s filing requirements for continued listing within 60 calendar days of the date of the Nasdaq notification letter. Upon acceptance of the Company’s compliance plan, Nasdaq is permitted to grant an extension of up to 180 days from the Form 10-K’s filing date, or until September 11, 2012, for the Company to regain compliance with Nasdaq’s filing requirements for continued listing. The Nasdaq notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market.

The Company anticipates that it will fully regain compliance with the Nasdaq continued listing requirements upon filing its Form 10-K and that the filing of the 10-K within the 60-day period will eliminate the need for it to submit a formal plan to regain compliance.

A press release disclosing the Company’s receipt of the Nasdaq notification letter, dated March 23, 2012, is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Southern National Bancorp of Virginia, Inc. dated March 23, 2012.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of the Company. Forward-looking statements are not guarantees of performance or results. These forward-looking statements are based on the current beliefs and expectations of the respective management of the Company and Sonabank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties. Words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” and similar expressions, should be considered as identifying forward-looking statements, although other phrasing may be used. Such forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and other reports and statements the Company has filed with the SEC. You should consider such factors and not place undue reliance on such forward-looking statements. No obligation is undertaken by the Company to update such forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.
(Registrant)

Dated: March 23, 2012	By:	/s/ William H. Lagos
	Name:	William H. Lagos
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Southern National Bancorp of Virginia, Inc. dated March 23, 2012.